Exhibit 99.2

Supplemental Operating and Financial Data
March 31, 2006
(Unaudited)

NOTICE

Some of the statements contained in the supplemental operating and financial data may constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements reflect the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect actual results. The factors that could cause actual results to differ materially from current expectations include financial performance and operations of the Company’s shopping centers, including the Company’s tenants, real estate conditions, current and future bankruptcies of the Company’s tenants, execution of shopping center redevelopment programs, the Company’s ability to finance its operations, successful completion of renovations, completion of pending acquisitions, execution of joint venture opportunities, the availability of additional acquisitions, changes in economic, business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission. The forward-looking statements contained herein represent the Company’s judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

On November 9, 2005, the Company restated its previously issued financial statements for the fiscal years ended December 31, 2004 and 2003, and for each of the quarters therein, and its unaudited quarterly financial statements for the periods ended March 31, 2005 and June 30, 2005. The information contained herein with respect to the quarter ended March 31, 2005 reflects the effects of this restatement. For more information regarding the details of this restatement, see the Company’s amended Annual Report on Form 10-K/A for the year ended December 31, 2004, amended Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2005 and amended Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2005.

INDEX

	Page		Page

Corporate Profile	3	Geographic Distribution—Core Portfolio	17
Investor Information	4	Top Tenants - Core Portfolio	18
Financial Highlights	5	Anchor Lease Expiration—Core Portfolio	19
Consolidated Balance Sheets	6	Non-Anchor Lease Expiration—Core Portfolio	20
Consolidated Statements of Income	7	Total Lease Expiration—Core Portfolio	21
Funds From Operations	8	Historical Leasing Production—Core Portfolio	22
EBITDA	9	Historical Capital Expenditures, Tenant Improvement Costs and Leasing Commissions—Core Portfolio	23
Selected Ratios & Bond Covenant Ratios	10	Same Property Analysis	24
Capital Structure	11	Property Listing—Core Portfolio	25-37
Debt Analysis	12-14	Property Listing Notes—Core Portfolio	38
Other Securities	15	Investments in Unconsolidated Joint Ventures	39
Property Overview Summary - Core Portfolio	16	Definitions	40

Corporate Profile

General Description

We are a fully integrated, self-administered and self-managed real estate investment trust, commonly known as a REIT. We are one of the nation’s largest owners of neighborhood and community shopping centers. As of March 31, 2006, we had a portfolio of 171 shopping centers totaling approximately 28.7 million square feet of Company-owned gross leasable area, located in 30 states. Our shopping center portfolio was approximately 92% leased as of March 31, 2006. We also owned 3 office buildings.

Corporate Office

131 Dartmouth Street
Boston, MA 02116
(617) 247-2200

Regional Offices

Lighthouse Point, Florida	Speedway, Indiana	Roseville, Minnesota	Charlotte, North Carolina
Northbrook, Illinois	Lenexa, Kansas	Florissant, Missouri	Franklin, Tennessee
Peoria, Illinois	Louisville, Kentucky	Omaha, Nebraska	Dallas, Texas
Hanover Park, Illinois	Redford, Michigan	Great Neck, New York	Mequon, Wisconsin

Stock Listing

New York Stock Exchange: HTG

Credit Ratings

Standard & Poor’s: BBB-, Stable
Moody’s: Baa3, Stable
Fitch: BBB-, Stable

Inquiries:

Heritage Property Investment Trust, Inc. welcomes any questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address all inquires to the following:

At the Company:	FRB / Weber Shandwick:

Patrick O’Sullivan	Claire Koeneman	Joe Calabrese
Vice President, Finance & Accounting	(Analyst information)	(General information)
131 Dartmouth Street
Boston, MA 02116	Phone: (312) 640-6745	Phone: (212) 827-3772

Phone: (617) 247-2200
Email: posullivan@heritagerealty.com

Heritage Website:   www.heritagerealty.com

Research Coverage:

Credit Suisse First Boston	Jessica Tully	(404) 897-2820	Merrill Lynch	Steve Sakwa	(212) 449-0335
				Craig Schmidt	(212) 449-1944

Deutsche Bank	Louis Taylor	(212) 250-4912	Morgan Stanley	Matthew Ostrower	(212) 761-6284
	Chris Capolongo	(212) 250-7726		Suzanne Sorkin	(212) 761-6385

Goldman Sachs	Dennis Maloney	(212) 902-1000	Wachovia Securities	Jeffrey Donnelly	(617) 603-4262
				Eric Rothman	(617) 603-4263

Green Street Advisors	Greg Andrews	(949) 640-8780	Harris Nesbitt	Paul Adornato	(212) 885-4170
	Thomas Youn	(949) 640-8780		Ralph Davies	(212) 885-4172

Stifel Nicolaus	David Fick	(410) 454-5018
	Nate Isbee	(410) 454-4143

Financial Highlights
(unaudited and in thousands of dollars, except per-share data)

	Three Months Ended March 31,
	2006	2005

Diluted Funds from Operations (FFO)	$31,805	$37,169
FFO per share - Diluted	$0.65	$0.78
Funds Available for Distribution (FAD)	$31,724	$27,435
FAD per share - Diluted	$0.65	$0.57
EBITDA	$57,566	$58,440
EBITDA per share - Diluted	$1.18	$1.22
Net Income Attributable to Common Shareholders	$3,632	$13,202
Basic	$0.08	$0.28
Diluted	$0.08	$0.28
Dividends Paid per Share and Unit	$0.525	$0.525
Payout ratio of diluted FFO per share	80%	67%
Payout ratio of diluted FAD per share	81%	91%
Other Operating Items:
Total real estate revenue - Continuing Operations	$87,271	$83,815
Straight line rent and SFAS 141 income adjustment	$224	$638
Lease termination fee income	$49	$365
Amortization of stock-based compensation	$2,145	$1,923
Income related to variable stock option awards	$—	$3,297
Capitalized interest expense	$225	$44
Scheduled principal amortization on mortgages	$2,955	$3,031

Consolidated Balance Sheets
(In thousands of dollars, except per-share data)

	March 31, 2006	December 31, 2005
	(unaudited)
ASSETS
Real estate investments	2,625,797	$2,711,088
Real estate held for sale, net	72,481	—
Less: accumulated depreciation	(412,935)	(405,686)
Real estate investments, net	2,285,343	2,305,402
Cash and cash equivalents	6,772	—
Accounts receivable, net of allowance for doubtful accounts of $11,117 in 2006 and $10,585 in 2005	55,590	54,077
Prepaids and other assets	32,666	30,219
Investments in unconsolidated joint ventures	5,395	5,211
Deferred financing and leasing costs	59,555	63,320
Total assets	$2,445,321	$2,458,229
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage loans payable	$612,637	$630,819
Mortgage loan payable associated with real estate held for sale	9,674	—
Unsecured notes payable	448,524	449,964
Line of credit facility	294,000	328,000
Bridge loan payable	100,000	50,000
Accrued expenses and other liabilities	88,192	96,286
Accrued distributions	25,425	25,224
Total liabilities	1,578,452	1,580,293
Minority interests:
Exchangeable limited partnership units	15,785	17,125
Total minority interests	15,785	17,125
Shareholders’ equity:
Common stock, $.001 par value; 200,000,000 shares authorized; 47,814,393 and 47,385,995 shares issued and outstanding at March 31, 2006 and December 31, 2005, respectively	48	47

Additional paid-in capital	1,177,784	1,174,855
Cumulative distributions in excess of net income	(330,696)	(309,219)
Unearned compensation	—	(3,672)
Other comprehensive income (loss)	3,948	(1,200)
Total shareholders’ equity	851,084	860,811
Total liabilities and shareholders’ equity	$2,445,321	$2,458,229

Consolidated Statements of Income
(Unaudited and in thousands of dollars, except per-share data)

	Three Months Ended
	March 31,
	2006	2005
Real estate revenue:
Rentals	$63,819	$61,443
Percentage rent	1,405	1,566
Recoveries	21,930	20,586
Other property	117	220
Total revenue	87,271	83,815
Real estate operating expenses:
Property operating expenses	12,293	13,834
Real estate taxes	13,472	11,947
Net operating income	61,506	58,034
Other operating expense (income):
Depreciation and amortization	27,805	23,199
Interest	23,035	20,624
General and administrative	7,598	3,264
Impairment loss	2,085	—
Interest, other and joint venture fee income	(955)	(1,379)
Total other operating expense (income)	59,568	45,708
Income before gains on land sales	1,938	12,326
Gains on land sales	171	—
Income before minority interests	2,109	12,326
Equity in income from unconsolidated joint ventures	209	104
Income allocated to exchangeable limited partnership units	(40)	(158)
Income before discontinued operations	2,278	12,272
Discontinued operations:
Income from discontinued operations	1,354	930
Net income attributable to common shareholders	$3,632	$13,202
Basic per share data:
Income before discontinued operations	$0.05	$0.26
Income from discontinued operations	0.03	0.02
Income attributable to common shareholders	$0.08	$0.28
Diluted per share data:
Income before discontinued operations	$0.05	$0.26
Income from discontinued operations	0.03	0.02
Income attributable to common shareholders	$0.08	$0.28

Funds From Operations
(unaudited and in thousands of dollars)

	Three Months Ended March 31,
	2006	2005

Funds from Operations:
Net income	$3,632	$13,202
Add (deduct):
Depreciation and amortization (real estate-related)
Continuing operations	27,650	23,023
Discontinued operations	415	778
Pro rata share of unconsolidated joint ventures	68	8
Funds from Operations (FFO)	$31,765	$37,011

Funds from Operations - Diluted

FFO	$31,765	$37,011
Add:
Income allocated to exchangeable limited partnership units	40	158
FFO—Diluted	$31,805	$37,169

Funds Available for Distribution
(unaudited and in thousands of dollars)

	Three Months Ended
	March 31,
	2006	2005
Funds from Operations - Diluted	$31,805	$37,169
Add (deduct):
Straight line rent and SFAS 141 income adjustment	(224)	(638)
Maintenance capital expenditures	(314)	(1,449)
Tenant improvement and leasing commissions	(3,638)	(6,725)
Capitalized interest	(225)	(44)
Amortization of financing costs	472	689
Amortization of debt premiums and discounts	(686)	(560)
Amortization of the effective portion of interest rate swap	54	54
Impairment loss	2,085	—
Stock-based compensation and SERP	2,395	2,236
Income related to variable stock option awards	—	(3,297)
Funds Available for Distribution	$31,724	$27,435

Weighted Average Shares Outstanding
(unaudited and in thousands of shares)

	Three Months Ended
	March 31,
	2006	2005
Weighted average shares outstanding for basic net income attributable to common shareholders (EPS) and FFO per share	47,331	46,701
Dilutive common stock equivalents for EPS:
Weighted average exchangeable limited partnership units	—	—
Effect of stock options and anticipated stock-based compensation	761	501
Weighted average shares outstanding for diluted EPS	48,092	47,202
Dilutive common stock equivalents for FFO per share:
Weighted average exchangeable limited partnership units	637	522
Effect of stock options and anticipated stock-based compensation	761	501
Weighted average shares outstanding for diluted FFO per share	48,729	47,724

EBITDA
(unaudited and in thousands of dollars)

	Three Months Ended
	March 31,
	2006	2005
EBITDA:
Net income	$3,632	$13,202
Add (deduct):
Depreciation and amortization:
Continuing operations	27,805	23,199
Discontinued operations	415	778
Pro rata share of unconsolidated joint ventures	68	8
Interest:
Continuing operations	23,035	20,624
Discontinued operations	244	268
Pro rata share of unconsolidated joint ventures	55	—
Taxes	187	203
Impairment loss	2,085	—
Income allocated to exchangeable limited partnership units	40	158
EBITDA	$57,566	$58,440

Selected Ratios
(unaudited)

	Three Months Ended March 31,
	2006	2005
COVERAGE RATIOS
Fixed Charge Coverage Ratio	2.19	2.44
EBITDA/(Interest + Principal + Preferred Distributions)
Interest Coverage Ratio—Excluding Capitalized Interest	2.47	2.80
EBITDA/Interest
Interest Coverage Ratio—Including Capitalized Interest	2.45	2.79
EBITDA/(Interest + Capitalized Interest)

OPERATING RATIOS
General and administrative expense as a% of total revenue	8.6%	3.8%
Net operating income (NOI) margin	70%	69%
Property operating expense recovery ratio	85%	80%
Unencumbered NOI as a% of total NOI	56%	53%

Unsecured Notes Payable Covenant Ratios
(unaudited and in thousands of dollars)

	As of
	March 31, 2006	December 31, 2005
LIMITATIONS ON INDEBTEDNESS
Real estate investments, at cost	$2,625,797	$2,711,088
Real estate held for sale, at cost	87,984	—
Investment in unconsolidated joint ventures	5,395	5,211
Pro-rata share of outstanding construction loan payable	9,011	8,878
Cash and cash equivalents	6,772	—
Interest rate derivative asset	4,155	—
Prepaids and other assets	19,533	22,120
Total asset cost (GAAP basis)	$2,758,647	$2,747,297
Mortgage loans payable (net of premium)	$601,522	$618,967
Mortgage loan payable associated with real estate held for sale	9,674	—
Unsecured notes payable (net of discount)	450,000	451,490
Line of credit facility	294,000	328,000
Bridge loan payable	100,000	50,000
Guarantee of unconsolidated joint venture debt	18,021	17,756
Interest rate swap	—	910
Overdraft cash balance	—	201

Total outstanding debt	$1,473,217	$1,467,324

Total outstanding debt / Total asset cost (GAAP basis)	53.4%	53.4%
Test level	60.0%	60.0%

ENCUMBERED ASSETS
Total asset cost (GAAP basis)	$2,758,647	$2,747,297
Mortgage loans payable (net of premium)	$601,522	$618,967
Mortgage loan payable associated with real estate held for sale	9,674	—
Guarantee of unconsolidated joint venture debt	18,021	17,756
Secured debt	$629,217	$636,723
Secured debt / Total asset cost (GAAP basis)	22.8%	23.2%
Test level	40.0%	40.0%
UNENCUMBERED ASSETS
Unencumbered asset cost (GAAP basis)	$1,642,610	$1,619,696
Unsecured notes payable (net of discount)	$450,000	$451,490
Line of credit facility	294,000	328,000
Bridge loan payable	100,000	50,000
Interest rate swap	—	910
Overdraft cash balance	—	201
Total unsecured debt	$844,000	$830,601
Unencumbered asset cost (GAAP basis) / Total unsecured debt	194.6%	195.0%
Test level	150.0%	150.0%

	Twelve Months Ended March 31,
	2006	2005
INTEREST COVERAGE
Income available for debt service (EBITDA)	$216,783	$214,394
Service charge (Interest Expense, Net of Capitalized Interest + Amortization of Mortgage Loan Premiums)	$91,643	$82,442
Annualized income available for debt service / Annualized service charge	2.37	2.60
Test level	1.50	1.50

Capital Structure

Debt
(in thousands of dollars)

Aggregate Principal
March 31, 2006
Mortgage loans payable	$612,637
Mortgage loan payable associated with real estate held for sale	9,674
Unsecured notes payable	448,524
Line of credit facility	294,000
Bridge loan payable	100,000
Total debt	$1,464,835

Equity
(in thousands)

	Shares & Units
	Outstanding at 3/31/06	$ Value Equivalent (1)
Common Stock	47,814	$1,892,956
Operating Partnership Units	618	24,467
		$1,917,423
Total market capitalization		$3,382,258
Total Debt to Total Market Capitalization		43.3%

(1)            Value based on stock price of $39.59 per share as of the market close on March 31, 2006.

Debt Analysis
(in thousands of dollars)

Debt Maturities and Principal Payments

Year	2006 (1)	2007	2008	2009	2010	Thereafter	Total (1)
Amount	$124,208	$58,107	$413,862	$291,418	$292,633	$274,968	$1,455,196

(1)            Represents the period from April 1, 2006 through December 31, 2006.

(2)            The aggregate repayment amount of $1,455,196 does not reflect the unamortized mortgage loan premiums totaling $11,115 related to the assumption of fifteen mortgage loans with above-market contractual interest rates and the unamortized original issue discounts of $1,476 on the April and October 2004 bond issuances.

Unsecured Line of Credit - Due March 28, 2008

Total	Outstanding	Letters of	Remaining
Facility	at 3/31/06	Credit	Capacity
$400,000	$294,000	$—	$106,000

Unsecured and Secured Debt Analysis

			Weighted	Weighted
	Amount	% of Debt	Average Rate	Average Maturity
Unsecured Debt	$842,524	57.52%	5.51%	3.4 years
Secured Debt	622,311	42.48%	7.30%	4.4 years
Total Debt	$1,464,835	100.00%	6.27%	3.8 years

Floating and Fixed Rate Debt Analysis

				Weighted
			Weighted	Average
	Amount	% of Debt	Average Rate	Maturity
Floating Rate Debt	$407,914	27.85%	5.40%	1.7 years
Fixed Rate Debt	1,056,921	72.15%	6.61%	4.7 years
Total Debt	$1,464,835	100.00%	6.27%	3.8 years

Debt Analysis (Continued)

Debt Maturities and Principal Payments
(in thousands of dollars)

Property	2006 (1)	2007	2008	2009	2010	Thereafter	Total
Mortgage loans payable:
Spring Mall (5)	$7,989	—	—	—	—	—	7,989
Elk Park Center (6)	7,869	—	—	—	—	—	7,869
Southport Centre	130	9,593	—	—	—	—	9,723
Long Meadow Commons (2) (3)	260	8,717	—	—	—	—	8,977
Innes Street Market	287	12,098	—	—	—	—	12,385
Southgate Shopping Center	90	2,166	—	—	—	—	2,256
Hale Road & Northern Hills	—	14,600	—	—	—	—	14,600
Salem Consumer Square (7)	383	563	8,728	—	—	—	9,674
St. Francis Plaza	157	225	243	—	—	—	625
Burlington Square (2)	155	227	243	12,724	—	—	13,349
Crossroads III & Slater Street (2)	136	201	214	13,295	—	—	13,846
Buckingham Place (2)	50	74	79	5,054	—	—	5,257
County Line Plaza (2)	164	240	256	16,002	—	—	16,662
Trinity Commons (2)	136	200	214	13,776	—	—	14,326
8 shopping centers, cross collaterialized	1,395	1,993	2,154	72,132	—	—	77,674
Montgomery Commons (2)	64	94	100	102	7,334	—	7,694
Warminster Towne Center (2)	209	307	329	362	18,294	—	19,501
Clocktower Place (2)	96	144	154	171	11,838	—	—
545 Boylston Street and William J. McCarthy Building	540	772	838	910	30,896	—	33,956
29 shopping centers, cross collateralized	2,003	2,955	3,147	3,461	220,654	—	232,220
The Market of Wolf Creek III (2)	73	106	113	125	135	8,042	8,594
Spradlin Farm (2)	149	219	232	253	272	15,915	17,040
The Market of Wolf Creek I (2)	121	176	188	206	222	9,105	10,018
Berkshire Crossing	342	488	519	557	596	11,412	13,914
Grand Traverse Crossing	297	424	457	492	530	10,621	12,821
Salmon Run Plaza (2)	288	458	500	547	598	1,864	4,255
Grand Traverse Crossing - Wal-Mart	136	193	208	225	156	4,034	4,952
The Market of Wolf Creek II (2)	78	111	120	129	140	1,288	1,866
Montgomery Towne Center	292	307	335	364	396	4,866	6,560
Bedford Grove - Wal-Mart	124	178	191	207	223	2,952	3,875
Berkshire Crossing - Home Depot/Wal-Mart	195	278	300	324	349	4,869	6,315
Total mortgage loans payable	$24,208	58,107	19,862	141,418	292,633	74,968	611,196
Unsecured notes payable (4)	—	—	100,000	150,000	—	200,000	450,000
Line of credit facility	—	—	294,000	—	—	—	294,000
Bridge loan payable	100,000	—	—	—	—	—	100,000
Total indebtedness	$124,208	58,107	413,862	291,418	292,633	274,968	1,455,196

(1)            Represents the period from April 1, 2006 through December 31, 2006.

(2)            The aggregate repayment amount of $611,196 does not reflect the unamortized mortgage loan premiums totaling $11,115 related to the assumption of fifteen mortgage loans with above-market contractual interest rates.

(3)            Property is encumbered by two mortgage loans maturing in July 2007.

(4)            The aggregate repayment amount of $450,000 does not reflect the unamortized original issue discounts of $1,476 related to the April and October 2004 bond issuances.

(5)            Mortgage balance was repaid on April 10, 2006, without penalty.

(6)            Borrower has provided the lender with notice of intention to repay the mortgage balance outstanding as of August 1, 2006, without penalty.

(7)            Mortgage loan payable balance is classified as held for sale in the accompanying March 31, 2006 balance sheet. The balance was repaid on April 26, 2006, with a prepayment penalty of $1.3 million, in connection with the sale of the property.

Debt Analysis (Continued)

Summary of Mortgage Loans Payable
(in thousands of dollars)

						At March 31, 2006
Property	Lender or Servicer	Maturity	Effective Interest Rate	Contractual Interest Rate	Contractual Principal Balance	Unamortized Mortgage Premium	Carrying Value
Spring Mall (2)	Wells Fargo	Oct-06	9.39%	9.39%	$7,989	—	7,989
Elk Park Center (3)	American Express Financial	Aug-06	7.64%	7.64%	7,869	—	7,869
Southport Centre	Lutheran Brotherhood	Jul-07	6.94%	6.94%	9,723	—	9,723
Long Meadow Commons (1)	GMAC Commercial Mortgage	Jul-07	5.11%	7.98%	8,977	351	9,328
Innes Street Market	Metropolitan Life Insurance Company	Oct-07	7.63%	7.63%	12,385	—	12,385
Southgate Shopping Center	American Express Financial	Oct-07	8.38%	8.38%	2,256	—	2,256
Hale Road & Northern Hills	Archon Financial	Dec-07	5.31%	5.31%	14,600	—	14,600
Salem Consumer Square (4)	Great West Life Insurance	Sep-08	10.13%	10.13%	9,674	—	9,674
St. Francis Plaza	American United Life Insurance	Dec-08	8.13%	8.13%	625	—	625
Burlington Square	GMAC Commercial Mortgage	Jan-09	5.31%	8.28%	13,349	1,034	14,383
Crossroads III & Slater Street	Archon Financial	Jun-09	5.85%	7.86%	13,846	811	14,657
Buckingham Place	GMAC Commercial Mortgage	Aug-09	5.89%	7.88%	5,257	329	5,586
County Line Plaza	GMAC Commercial Mortgage	Aug-09	5.64%	7.91%	16,662	1,200	17,862
Trinity Commons	GMAC Commercial Mortgage	Aug-09	5.64%	7.93%	14,326	1,040	15,366
8 shopping centers, cross collateralized	Metropolitan Life Insurance Company	Dec-09	7.82%	7.82%	77,674	—	77,674
Montgomery Commons	LaSalle Bank	Jan-10	6.38%	8.48%	7,694	557	8,251
Warminster Towne Center	LaSalle Bank	Feb-10	6.01%	8.24%	19,501	1,541	21,042
Clocktower Place	Northland Marquette Capital Group	Apr-10	5.75%	8.56%	12,403	1,254	13,657
545 Boylston Street and William J. McCarthy Building	American General	Oct-10	8.26%	8.26%	33,956	—	33,956
29 shopping centers, cross collateralized	Prudential Mortgage Capital Corporation	Oct-10	7.88%	7.88%	232,220	—	232,220
The Market of Wolf Creek III	Principal Global Investors	Feb-11	5.71%	7.88%	8,594	752	9,346
Spradlin Farm	PNC Bank	Jan-12	6.53%	7.25%	17,040	620	17,660
The Market of Wolf Creek I	Northland Marquette Capital Group	Oct-12	5.71%	7.68%	10,018	1,096	11,114
Berkshire Crossing	M & T Bank	Nov-12	6.63%	6.63%	13,914	—	13,914
Grand Traverse Crossing	First Union Bank	Jan-13	7.42%	7.42%	12,821	—	12,821
Salmon Run Plaza	Nationwide Life Insurance	Sep-13	8.10%	8.95%	4,255	260	4,515
Grand Traverse Crossing - Wal-Mart	Principal Mutual Life Insurance	Oct-16	7.75%	7.75%	4,952	—	4,952
The Market of Wolf Creek II	Northland Marquette Capital Group	Jul-17	5.87%	7.50%	1,866	270	2,136
Montgomery Towne Center	Security Life of Denver Insurance Company	Mar-19	8.50%	8.50%	6,560	—	6,560
Bedford Grove - Wal-Mart	National Life Insurance Company	Nov-19	7.63%	7.63%	3,875	—	3,875
Berkshire Crossing - Home Depot/Wal-Mart	Bankers Life & Casualty Insurance Company	Mar-20	7.63%	7.63%	6,315	—	6,315
Total/Weighted average			7.30%	7.86%	$611,196	11,115	622,311

(1)             Property is encumbered by two mortgage loans.

(2)             Mortgage balance was repaid on April 10, 2006, without penalty.

(3)             Borrower has provided the lender with notice of intention to repay the mortgage balance outstanding as of August 1, 2006, without penalty.

(4)             Mortgage loan payable balance is classified as held for sale in the accompanying March 31, 2006 balance sheet. The balance was repaid on April 26, 2006, with a prepayment penalty of $1.3 million, in connection with the sale of the property.

Other Securities

Security Issued:   Unsecured Notes Payable Issued by Heritage Property Investment Trust, Inc.

Carrying value at 3/31/06	—	$198,623,000
Maturity	—	April 15, 2014
Contractual rate	—	5.125%
Effective rate	—	5.33%

Security Issued:   Unsecured Notes Payable Issued by Heritage Property Investment Trust, Inc.

Carrying value at 3/31/06	—	$149,901,000
Maturity	—	October 15, 2009
Contractual rate	—	4.50%
Effective rate	—	5.03%

Security Issued:   Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 3/31/06	—	$100,000,000
Maturity	—	January 15, 2008
Contractual and effective rate	—	7.20%

Security Issued:   Bradley OP (1) Exchangeable Limited Partnership Units

Carrying value at 3/31/06	—	$15,785,000
Units Outstanding	—	618,087 OP Units
Conversion	—	Convertible into Heritage Common Stock 1:1
Distribution	—	Equal to current common dividend

(1)            Bradley Operating Limited Partnership is a subsidiary of the Company and owned 115 properties at March 31, 2006.

Portfolio Overview Summary as of March 31, 2006—Core Portfolio

Number of shopping centers	171
Number of office buildings	3
Total real estate owned	174

Company-owned shopping center GLA	28,735,494

Company-owned office building net rentable square feet	222,274
Total	28,957,768

% Leased—Total Portfolio	92.0%

Average square foot size of shopping centers - Company-owned GLA	168,000

Average square foot size of shopping centers - Total GLA	205,000

Average number of shopping center anchor tenants	2.8

Grocer-anchored hopping centers as a% of total shopping centers	68%

% of total NOI produced by grocer-anchored shopping centers	70%

Portfolio Overview—Core Portfolio

Geographic Distribution Based on Square Footage

	Number of	Total	% of	Annualized	% of
Geographic Area	Properties	Owned GLA	Total	Based Rent	Total
East:
North Carolina	10	2,726,154	9.41%	$25,223,851	9.52%
Massachusetts	7	1,188,947	4.11%	17,098,867	6.45%
New York	15	1,177,397	4.07%	18,154,857	6.85%
Tennessee	4	1,171,189	4.04%	10,431,974	3.94%
Pennsylvania	4	1,126,068	3.89%	10,978,902	4.14%
Florida	5	1,036,531	3.58%	8,052,242	3.04%
New Hampshire	4	811,800	2.80%	6,595,029	2.49%
New Jersey	3	611,877	2.11%	8,539,781	3.22%
Connecticut	6	467,423	1.61%	6,758,440	2.55%
Other states	9	1,636,895	5.65%	15,603,404	5.89%
Subtotal	67	11,954,281	41.28%	127,437,347	48.10%
Midwest:
Illinois	18	3,380,383	11.67%	29,475,165	11.13%
Minnesota	17	2,655,040	9.17%	24,797,196	9.36%
Indiana	13	2,615,365	9.03%	17,375,733	6.56%
Missouri	9	1,606,738	5.55%	12,664,988	4.78%
Wisconsin	10	1,161,286	4.01%	9,188,875	3.47%
Texas	7	969,213	3.35%	12,147,407	4.59%
Kansas	6	933,762	3.22%	5,677,649	2.14%
Michigan	4	918,256	3.17%	6,962,699	2.63%
Other states	23	2,763,444	9.54%	19,203,352	7.25%
Subtotal	107	17,003,487	58.72%	137,493,065	51.90%
Total	174	28,957,768	100.00%	$264,930,411	100.00%

Top Tenants by Annualized Base Rent—Core Portfolio

Tenant	# of Stores	Total GLA	GLA as a% of Total	Tenant Annualized Base Rent (1)	% of Total Annualized Base Rent (2)	Type of Business
1 TJX Companies (3)	52	1,602,424	5.53%	$14,506,697	5.48%	Off Price/ Soft Goods
2 Kroger (4)	13	725,952	2.51%	5,068,243	1.91%	Grocer
3 Supervalu (5)	10	657,733	2.27%	4,700,273	1.77%	Grocer
4 OfficeMax	13	333,835	1.15%	3,551,418	1.34%	Office Products
5 Staples	12	296,940	1.03%	3,438,304	1.30%	Office Products
6 Associated Wholesale Grocers (6)	9	571,947	1.98%	3,363,503	1.27%	Grocer
7 Roundy’s (7)	8	491,482	1.70%	3,249,533	1.23%	Grocer
8 Charming Shoppes (8)	37	296,245	1.02%	3,241,215	1.22%	Discount / Apparel
9 Home Depot	4	459,073	1.59%	3,040,470	1.15%	Home Improvement
10 Wal-Mart	8	727,634	2.51%	2,941,622	1.11%	Discount
11 Safeway (9)	5	327,249	1.13%	2,889,718	1.09%	Grocer
12 Blockbuster	26	168,669	0.58%	2,880,662	1.09%	Video Sales / Rentals
13 Barnes & Noble	7	178,936	0.62%	2,846,254	1.07%	Books/ Cards/Gifts
14 Hy-Vee	9	547,466	1.89%	2,706,068	1.02%	Grocer
15 Bed Bath & Beyond	7	198,291	0.68%	2,704,209	1.02%	Soft Goods
16 PetsMart	10	222,314	0.77%	2,622,972	0.99%	Pet Supplies
17 Sears Holdings Corporation (10)	11	488,210	1.69%	2,600,533	0.98%	Discount
18 Dollar Tree	34	335,796	1.16%	2,554,360	0.96%	Discount
19 Hallmark	41	207,565	0.72%	2,534,236	0.96%	Cards/Gifts
20 Walgreens	15	194,260	0.67%	2,509,756	0.95%	Drug Store

1                     We calculate annualized base rent for all leases in place in which tenants are in occupancy at March 31, 2006 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquire, we calculate total base rent to be received beginning from the date we acquired the property.

2                     Represents total Tenant Annualized Base Rent divided by Total Annualized Base Rent of $264,930,411.

3                     TJX Companies include: TJ Maxx (23), Marshalls (17),  A.J. Wright (6), Homegoods (4) and Bob’s Stores (2).

4                     The Kroger Co. includes: Kroger (11), Pay Less Supermarket (1) and Dillons (1).

5                     Supervalu Inc. includes: Cub Foods (5), Shop n’ Save (1), Shop Rite (1) and Ray’s Supermarket (1). Supervalu Inc. also includes (2) Cub Foods locations leased by a limited liability corporation of which Supervalu Inc. is a member.

6                     Associated Wholesale Grocers includes: Price Chopper (6), Russ’ IGA (2) and Super Saver (1).

7                     Roundy’s, Inc. includes: Pick N Save (4) and Rainbow Foods (4).

8                     Charming Shoppes includes: Fashion Bug (26), Lane Bryant (7) and Catherine’s (4).

9                     Safeway includes: Dominick’s (2), Randall’s Food Market (2) and Tom Thumb (1).

10               Sears Holding Corporation includes: K-Mart (4), Sears (3), Sears Dental (1), Sears NTB (1), Sears Paint & Hardware (1) and Lands’ End (1).

Anchor Lease Expiration as of March 31, 2006 (1)—Core Portfolio

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent (2)	% of Total Base Rent	Expiring Base Rent/ Sq. Ft. (3)

2006 (4) (5)	12	434,657	2.6%	$1,668,566	1.3%	$3.84
2007	38	1,324,123	7.8%	8,920,726	6.8%	6.74
2008	44	1,540,918	9.1%	10,474,046	8.0%	6.80
2009	51	1,977,733	11.7%	14,326,845	10.9%	7.24
2010	38	1,215,769	7.2%	10,145,073	7.8%	8.34
2011	44	1,692,511	10.0%	14,044,448	10.7%	8.30
2012	27	896,613	5.3%	8,533,946	6.5%	9.52
2013	26	1,158,931	6.9%	8,497,457	6.5%	7.33
2014	28	1,042,421	6.2%	9,791,274	7.5%	9.39
2015	25	1,053,781	6.2%	7,803,642	6.0%	7.41
2016 and Thereafter	88	4,567,473	27.0%	36,678,054	28.0%	8.03

Totals	421	16,904,930	100.0%	$130,884,077	100.0%	$7.74

1                     We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

2                     Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

3                     Represents Expiring Base Rent divided by Expiring Square Feet.

4                     Represents the period from April 1, 2006 through December 31, 2006.

5                     Includes tenants on a month-to-month agreement.

Non-Anchor Lease Expiration as of March 31, 2006 - Core Portfolio

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent (1)	% of Total Base Rent	Expiring Base Rent/ Sq. Ft. (2)
2006 (3) (4)	441	1,064,713	10.95%	$14,766,271	10.23%	$13.87
2007	525	1,635,747	16.83%	23,361,176	16.18%	14.28
2008	560	1,794,277	18.46%	25,402,002	17.60%	14.16
2009	409	1,390,709	14.30%	20,729,623	14.36%	14.91
2010	377	1,392,423	14.32%	21,188,521	14.68%	15.22
2011	239	962,449	9.90%	13,494,731	9.35%	14.02
2012	80	330,924	3.40%	5,772,886	4.00%	17.44
2013	62	274,987	2.83%	4,837,515	3.35%	17.59
2014	63	269,629	2.77%	4,832,387	3.35%	17.92
2015	46	211,923	2.18%	3,931,702	2.72%	18.55
2016 and Thereafter	75	394,222	4.05%	6,051,574	4.19%	15.35
Totals	2,877	9,722,003	100.00%	$144,368,388	100.00%	$14.85

1                     Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

2                     Represents Expiring Base Rent divided by Expiring Square Feet.

3                     Represents the period from April 1, 2006 through December 31, 2006.

4                     Includes tenants on a month-to-month agreement.

Total Lease Expiration as of March 31, 2006—Core Portfolio

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent (1)	% of Total Base Rent	Expiring Base Rent/ Sq. Ft. (2)
2006 (3) (4)	453	1,499,370	5.6%	$16,434,837	6.0%	$10.96
2007	563	2,959,870	11.1%	32,281,902	11.7%	10.91
2008	604	3,335,195	12.5%	35,876,048	13.0%	10.76
2009	460	3,368,442	12.7%	35,056,468	12.7%	10.41
2010	415	2,608,192	9.8%	31,333,594	11.4%	12.01
2011	283	2,654,960	10.0%	27,539,179	10.0%	10.37
2012	107	1,227,537	4.6%	14,306,832	5.2%	11.65
2013	88	1,433,918	5.4%	13,334,972	4.8%	9.30
2014	91	1,312,050	4.9%	14,623,661	5.3%	11.15
2015	71	1,265,704	4.8%	11,735,344	4.3%	9.27
2016 and Thereafter	163	4,961,695	18.6%	42,729,628	15.5%	8.61
Totals	3,298	26,626,933	100.0%	$275,252,465	100.0%	$10.34

1                     Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

2                     Represents Expiring Base Rent divided by Expiring Square Feet.

3                     Represents the period from April 1, 2006 through December 31, 2006.

4                     Includes tenants on a month-to-month agreement.

Historical Leasing Production (3) - Core Portfolio—Cash Basis

	Three Months Ended	Year Ended December 31,
Retail Portfolio	March 31, 2006	2005	2004	2003	2002
New Leases
Number of new leases signed	43	201	255	221	248
GLA leased (sq. ft. at end of period)	230,489	751,590	1,290,505	981,733	1,034,792
New base rent/sq. ft. (1)	$10.04	$11.32	$9.94	$9.66	$9.91
Expiring base rent/sq. ft. (2)	$9.48	$10.57	$9.14	$8.92	$8.98
Percentage growth in base rent	5.9%	7.0%	8.8%	8.3%	10.3%
Renewals
Number of renewals signed	105	462	414	374	391
GLA leased (sq. ft. at end of period)	656,798	1,976,782	1,809,969	1,836,182	1,563,427
New base rent/sq. ft.	$10.05	$11.62	$11.35	$10.09	$10.91
Expiring base rent/sq. ft.	$9.45	$10.92	$10.71	$9.59	$10.39
Percentage growth in base rent	6.3%	6.5%	5.9%	5.2%	5.0%
Total New Leases and Renewals
Number of new leases and renewals signed	148	663	669	595	639
GLA leased (sq. ft. at end of period)	887,287	2,728,372	3,100,474	2,817,915	2,598,219
New base rent/sq. ft.	$10.05	$11.54	$10.77	$9.94	$10.51
Expiring base rent/sq. ft.	$9.46	$10.82	$10.06	$9.36	$9.83
Percentage growth in base rent	6.2%	6.6%	7.0%	6.2%	6.9%

	Three Months Ended	Year Ended December 31,
Total Portfolio	March 31, 2006	2005	2004	2003	2002
New Leases
Number of new leases signed	47	212	263	238	268
GLA leased (sq. ft. at end of period)	238,488	781,884	1,310,451	1,011,736	1,061,614
New base rent/sq. ft. (1)	$10.90	$11.98	$10.24	$10.13	$10.48
Expiring base rent/sq. ft. (2)	$10.32	$11.80	$9.59	$9.62	$9.55
Percentage growth in base rent	5.6%	1.5%	6.8%	5.3%	9.7%
Renewals
Number of renewals signed	105	469	421	392	398
GLA leased (sq. ft. at end of period)	656,798	1,997,667	1,829,089	1,863,236	1,577,270
New base rent/sq. ft.	$10.05	$11.80	$11.55	$10.62	$11.04
Expiring base rent/sq. ft.	$9.45	$11.22	$10.94	$10.09	$10.51
Percentage growth in base rent	6.3%	5.2%	5.5%	5.2%	5.0%
Total New Leases and Renewals
Number of new leases and renewals signed	152	681	684	630	666
GLA leased (sq. ft. at end of period)	895,286	2,779,551	3,139,540	2,874,972	2,638,884
New base rent/sq. ft.	$10.27	$11.85	$11.00	$10.44	$10.81
Expiring base rent/sq. ft.	$9.68	$11.38	$10.38	$9.92	$10.12
Percentage growth in base rent	6.1%	4.1%	6.0%	5.2%	6.8%

(1)             New Base Rent represents the base rent payable for the first 12 months of the lease.

(2)             Expiring Base Rent represents the last 12 months of the rent payable immediately prior to the expiration of the lease.

(3)             Leasing production amounts presented represent comparable square footage and exclude leasing of vacant space at newly acquired centers, leasing of anchor space vacant greater than 24 months and newly developed square footage.

Historical Capital Expenditures,

Tenant Improvement Costs and Leasing Commissions—Core Portfolio (1)

	Three Months Ended	Year Ended December 31,
	March 31, 2006	2005	2004	2003	2002
Average number of square feet	28,945,668	28,468,000	27,969,000	26,792,000	25,117,000

Maintenance capital expenditures	$314,000	$9,677,000	$6,962,000	$8,408,000	$8,145,000

Per square foot	$0.01	$0.34	$0.25	$0.31	$0.32

Tenant improvements	$2,556,000	$15,676,000	$20,454,000	$11,938,000	$11,876,000
Leasing commissions	1,082,000	5,110,000	4,782,000	4,931,000	4,461,000
Total	$3,638,000	$20,786,000	$25,236,000	$16,869,000	$16,337,000

Per square foot	$0.13	$0.73	$0.90	$0.63	$0.65

(1)    Historical capital expenditures and tenant improvement costs exclude amounts related to newly developed square footage, expansions and re-developments.

Same Property Net Operating Income (1)
(in thousands of dollars)

	Three Months Ended March 31,
	2006	2005
Total revenue	$86,823	$86,685
Operating expenses	(25,827)	(26,669)

Net operating income	60,996	60,016	1.6%

Less: Lease termination income	(49)	(365)

Net operating income, as adjusted	$60,947	$59,651	2.2%

(1)    - Same Property Net Operating Income includes the 167 properties acquired prior to January 1, 2005, that remained in the total portfolio through March 31, 2006. Net operating income, or “NOI”, is a non-GAAP financial measure equal to net income available to common shareholders (the most directly comparable GAAP financial measure), plus income allocated to exchangeable limited partnership units, net derivative losses (gains), losses (gains) on investments in securities, losses from prepayment of debt, general and administrative expense, depreciation and amortization, and interest expense, less income from discontinued operations, gains on sales of real estate investments and land, equity in income from unconsolidated joint ventures and interest and other income, including tax incentive financing income of $466 and $1,126 for the three months ended March 31, 2006 and 2005, respectively.

Heritage Property Investment Trust, Inc.

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Shopping Centers:
Alabama
Montgomery Commons	1999	100%	95,300	299,050	257,550	Super Wal-Mart (Non-Owned)	$971,381	$10.19
						Marshalls
						Michaels

Montgomery Towne Center	1996	83%	176,361	266,895	198,165	Winn Dixie Supermarket (Non-Owned)	$1,830,457	$10.38
						Bed, Bath & Beyond
						Circuit City
						Carmike Cinemas (Non-Owned)
						Barnes & Noble
						OfficeMax

Riverchase Village SC	1994	89%	178,511	190,611	128,225	Bruno’s Supermarket	$1,523,056	$8.53
						Best Buy
						PetsMart

Connecticut
Crossroads I & II	1994	100%	105,662	217,662	202,795	Home Depot (Non-Owned)	$2,134,187	$20.20
						The Sports Authority
						Borders
						OfficeMax

Crossroads III	1994	35%	68,750	68,750	16,278	Petco	$476,442	$6.93

Hale Road	2002	100%	103,931	103,931	82,221	Babies R US	$1,460,840	$14.06
						Bed, Bath & Beyond
						AC Moore Arts & Crafts

Northern Hills	2001	100%	12,000	304,450	292,450	Lowe’s Home Centers (Non-Owned)	$383,197	$31.93
						Target (Non-Owned)

Slater Street	1998	100%	51,370	96,185	64,815	Best Buy (Non-Owned)	$933,137	$18.17
						Office Depot / Bassett Furniture

Torrington Plaza	1963/1994	96%	125,710	132,910	42,037	TJ Maxx	$1,370,636	$10.90
						Staples

Florida
Barton Commons	1989	42%	215,049	218,049	52,039	Bealls Dept. Store	$457,276	$2.13
						Bealls Outlet

Naples Shopping Center	1962/1997	100%	198,843	202,343	162,486	Publix Supermarket	$2,047,681	$10.30
						Marshalls
						Linens N Things
						Office Depot
						Books A Million

Park Shore Shopping Center	1973/1993	100%	231,830	240,330	188,180	Fresh Market	$1,926,488	$8.31
						K-Mart
						Hudson Furniture
						Homegoods
						Sound Advice

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Shoppers Haven Shopping Center	1959/1998	99%	206,942	206,942	130,687	Winn Dixie Supermarket	$1,906,915	$9.21
						Bed, Bath & Beyond
						AC Moore Arts & Crafts
						Walgreens
						Bealls Outlet

Venetian Isle Shopping Center (8)	1959/1992	99%	183,867	187,367	111,831	Publix Supermarket	$1,713,882	$9.32
						TJ Maxx
						Linens N Things
						Rec Warehouse Pools and Spas

Georgia
Shenandoah Plaza	1987	97%	141,072	144,072	113,922	Ingles Market/Goodwill Emporium	$669,604	$4.75
						Wal-Mart/Big Lots/ACS

Illinois
Bartonville Square	1972	100%	61,678	61,678	41,824	Kroger Supermarket	$296,895	$4.81

Butterfield Square	1997	96%	106,767	121,370	51,677	Sunset Foods	$1,373,266	$12.86

The Commons of Chicago Ridge	1992/1999	100%	324,530	324,530	264,039	Home Depot	$3,669,656	$11.31
						Office Depot
						Marshalls
						Pep Boys (Ground Lease)
						Old Navy
						X Sport Fitness

The Commons of Crystal Lake	1995/1998	91%	273,060	365,335	210,569	Jewel Foods/Osco Drugs	$3,058,645	$11.20
						Marshalls
						Toys R Us
						Hobby Lobby (Non-Owned)

Crossroads Centre	1975/1988	98%	242,470	247,970	129,468	KM Fairview Heights LLC/Hobby Lobby/Big Lots (Ground Lease)	$1,522,407	$6.28
						TJ Maxx

Fairhills Shopping Center	1971/1989	89%	107,584	117,684	49,330	Jewel Foods/Osco Drugs	$597,158	$5.55

Heritage Square	1992	77%	210,752	210,752	117,054	Circuit City	$2,171,200	$10.30
						Carson Furniture Gallery
						DSW Shoe Warehouse

High Point Centre	1988	95%	239,892	239,892	141,068	Cub Foods	$2,193,581	$9.14
						Office Depot
						Hancock Fabrics
						Babies R Us

Long Meadow Commons	1996	92%	118,471	118,471	65,816	Dominick's Supermarket	$1,639,116	$13.84

Parkway Pointe	1996	100%	38,737	222,037	179,300	Wal-Mart (Non-Owned)	$550,246
						Target (Non-Owned)
						Party Tree (Non-Owned)

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Rivercrest	1992/1999	100%	488,680	847,635	711,859	Dominick's Supermarket	$4,380,122	$8.96
						Best Buy
						PetsMart
						TJ Maxx
						Kimco Realty Corp./K-Mart
						Sears
						OfficeMax
						Hollywood Park
						Target (Non-Owned)
						Kohl's (Non-Owned)
						Menards (Non-Owned)
						Sony Theaters (Non-Owned)

Rollins Crossing	1995/1998	100%	148,117	342,237	283,704	Super K-Mart (Non-Owned)	$1,160,288	$7.83
						Sears Paint & Hardware
						Regal Cinema (Ground Lease)

Sangamon Center North	1970/1996	98%	139,907	151,107	79,257	Schnuck's Supermarket	$1,197,427	$8.56
						U.S. Post Office

Sheridan Village	1954/1995	94%	303,915	303,915	177,409	Bergner's Dept Store	$1,561,995	$5.14
						Cohen's Furniture Co.

Sterling Bazaar	1992	96%	84,438	84,438	52,337	Kroger Supermarket	$742,624	$8.79

Twin Oaks Centre	1991	96%	98,197	98,197	59,682	Hy-Vee Supermarket	$703,910	$7.17

Wardcliffe Shopping Center	1976/1977	96%	67,681	67,681	48,341	CVS	$312,791	$4.62
						Big Lots

Westview Center	1992	86%	325,507	416,307	226,961	Cub Foods	$2,343,838	$7.20
						LA Fitness
						La Moda Furniture
						Value City Dept. Store (Non-Owned)

Indiana
Apple Glen Crossing	2001/2002	98%	150,446	440,987	384,426	Super Wal-Mart (Non-Owned)	$1,835,721	$12.20
						Kohl's (Non-Owned)
						Dick's Sporting Goods
						Best Buy (Ground Lease)
						PetsMart

County Line Mall	1976/1991	93%	268,411	271,211	213,950	Kroger Supermarket	$1,575,993
						OfficeMax		$5.87
						Old Time Pottery
						Sofa Express

Double Tree Plaza	1996	92%	98,342	110,342	49,773	Amelia's Supermarket	$703,676	$7.16

Germantown Shopping Center	1985	79%	216,430	223,630	115,143	Sav-A-Lot Supermarket	$987,387	$4.56
						Elder Beerman Department Store
						Englert's Home Comfort Center

King's Plaza	1965	90%	102,788	104,888	60,200	Cub Foods	$460,082	$4.48

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Lincoln Plaza	1968	94%	103,938	103,938	47,228	Kroger Supermarket	$697,168	$6.71

Martin's Bittersweet Plaza	1992	100%	91,798	94,808	71,157	Martin's Supermarket	$712,129	$7.76
						Osco Drug

Meridian Village	1990	97%	130,774	130,774	65,030	O'Malia's Supermarket	$1,295,670	$9.91
						Godby Home Furnishings

Rivergate Shopping Center	1982	82%	133,086	137,486	90,666	Traderbakers	$129,099	$0.97

Sagamore Park Centre	1982	91%	118,436	118,436	66,063	Payless Supermarket	$913,485	$7.71

Speedway SuperCenter	1960/1998	84%	564,279	569,879	237,624	Kroger Supermarket	$4,443,050	$7.87
						AJ Wright
						Kohl's
						Sears
						Factory Card Outlet
						Petco

The Village	1950	74%	304,725	307,525	63,325	AJ Wright	$2,130,176	$6.99
						Dollar Tree
						Indiana Department of Employment

Washington Lawndale Commons	1957/1993	79%	331,912	331,912	168,409	Stein Mart	$1,492,098	$4.50
						Dunham's Sporting Goods
						Gensic's Furniture House
						Evansville Antique Mall
						Books A Million
						Big Lots
Iowa
Burlington Plaza West	1989	81%	88,118	92,118	52,468	Hobby Lobby	$381,773	$4.33

Davenport Retail Center	1996	100%	62,588	229,588	214,433	Staples	$629,467	$10.06
						PetsMart
						Super Target (Non-Owned)

Kimberly West	1987/1997	89%	113,713	116,513	76,896	Hy-Vee Supermarket	$611,762	$5.38

Parkwood Plaza	1992	33%	126,369	126,369	N/A	N/A	$236,618	$1.87

Southgate Shopping Center	1972/1996	77%	154,174	154,174	78,388	Hy-Vee Supermarket	$428,904	$2.78

Spring Village	1980/1991	42%	90,263	92,763	N/A	N/A	$312,548	$3.46

Warren Plaza	1980/1993	97%	90,102	187,135	160,925	Hy-Vee Supermarket	$692,136	$7.68
						Target (Non-Owned)

Kansas
Mid State Plaza	1971	94%	288,177	294,677	152,692	Ashley Furniture Home Store	$772,865	$2.68
						Sutherlands Lumber
						Hobby Lobby

Santa Fe Square	1987	97%	133,698	133,698	55,820	Hy-Vee Supermarket/Office Depot/Bloom Brothers	$1,272,647	$9.52

Shawnee Parkway Plaza	1979/1995	96%	92,213	92,213	59,128	Price Chopper Supermarket	$649,634	$7.04

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Village Plaza	1975	85%	55,698	55,698	31,431	Ray's Apple Market	$231,185	$4.15

Westchester Square	1968/1998	95%	164,944	168,644	63,000	Hy-Vee Supermarket	$1,323,183	$8.02

West Loop Shopping Center	1986/1998	97%	199,032	199,032	98,558	Dillons Supermarket	$1,428,135	$7.18
						Waters True Value
						American Academy Hair Design
Kentucky
Dixie Plaza	1987	8%	48,021	82,804	N/A	N/A	$48,721	$1.01

Midtown Mall	1970/1994	99%	153,822	153,822	106,383	Kroger Supermarket	$969,216	$6.30
						Big Lots/Odd Lots
						Gatti's Pizza
Plainview Village Center	1977	93%	164,367	186,167	39,399	Kroger Supermarket	$1,372,371	$8.35

Stony Brook	1988	100%	137,013	238,213	169,775	Kroger Supermarket	$1,714,741	$12.52
						H.H. Gregg (Non-Owned)

Maine
Pine Tree Shopping Center	1958/1973	99%	287,513	287,513	247,217	AJ Wright	$1,814,593	$6.31
						Mardens
						Jo-Ann Fabrics
						Packard Development / Lowe's Home Centers (Ground Lease)

Massachusetts
Berkshire Crossing	1996	100%	442,248	442,248	385,522	Price Chopper Supermarket	$3,603,098	$8.15
						Wal-Mart (Ground Lease)
						Home Depot (Ground Lease)
						Staples
						Michaels
						Barnes & Noble

Burlington Square	1983/1992	87%	86,290	86,290	34,097	Staples	$2,518,493	$29.19
						Eastern Mountain Sports

Lynn Market Place	1966/1993	100%	78,092	78,092	52,620	Shaw's Supermarket	$673,389	$8.62

Watertower Plaza	1988/1998	96%	296,320	296,320	214,889	Shaw's Supermarket	$3,871,817	$13.07
						TJ Maxx
						OfficeMax
						Barnes & Noble
						Linens N Things
						Petco
						Michaels
						NAMCO

Westgate Plaza	1969/1996	85%	103,903	103,903	77,768	Stop & Shop/Staples/Ocean State Job Lot	$857,900	$8.26
						TJ Maxx

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Michigan
Cherry Hill Marketplace	1992/1999	84%	120,568	123,468	53,739	Farmer Jacks	$1,187,639	$9.85

The Courtyard	1989	96%	125,967	265,622	219,421	V.G. Food Center	$939,999	$7.46
						OfficeMax
						Dunham's Sporting Goods
						Home Depot (Non-Owned)

Grand Traverse Crossing	1996	98%	387,273	387,273	339,156	Wal-Mart (Ground Lease)	$2,558,543	$6.61
						Home Depot (Ground Lease)
						Borders (Ground Lease)
						Toys R Us
						Staples
						PetsMart

Redford Plaza	1956/1987	98%	284,448	284,448	194,014	Kroger Supermarket	$2,276,518	$8.00
						Burlington Coat Factory
						Bally Total Fitness
						AJ Wright
						Aco Hardware
						The Resource Network

Minnesota
Austin Town Center	1999	97%	110,680	200,680	170,789	Aldi Foods	$585,686	$5.29
						Staples
						Minnesota Warehouse Furniture
						Target (Non-Owned)

Brookdale Square	1971/1994	31%	185,883	185,883	66,834	Brookdale Theater	$375,536	$2.02
						Pep Boys

Burning Tree Plaza	1987/1998	100%	182,969	182,969	117,716	Best Buy	$1,664,969	$9.10
						TJ Maxx
						Hancock Fabrics
						Dunham's Sporting Goods

Central Valu Center	1961/1984	92%	124,700	124,700	90,946	Rainbow Foods	$829,838	$6.65
						Slumberland Clearance

Division Place	1991	87%	129,753	134,753	24,016	TJ Maxx	$1,367,454	$10.54

Elk Park Center	1995/1999	98%	204,992	302,635	200,677	Cub Foods	$2,000,566	$9.76
						Target (Non-Owned)
						OfficeMax

Har Mar Mall	1965/1992	96%	433,082	433,082	254,539	Cub Foods	$4,774,553	$11.02
						Barnes & Noble
						Marshalls
						Homegoods
						TJ Maxx
						AMC Theatres
						Michaels
Hub West (9)

Richfield Hub	1952/1992	99%	214,855	217,655	129,400	Rainbow Foods	$2,424,434	$11.28
						Bally Total Fitness
						Marshalls
						Michaels

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Marketplace at 42	1999	98%	120,487	150,687	72,371	Rainbow Foods	$1,628,657	$13.52
						Walgreens (Non-Owned)

Roseville Center	1950/2000	98%	76,894	155,694	65,000	Rainbow Foods (Non-Owned)	$902,699	$11.74

Southport Centre	1992	100%	124,937	426,985	346,566	Cub Foods (Non-Owned)	$1,824,313	$14.60
						Best Buy
						Dollar Tree
						Super Target (Non-Owned)
						OfficeMax (Non-Owned)

Sun Ray Shopping Center	1958/1992	95%	287,385	287,385	181,950	Cub Foods (Ground Lease)	$2,458,627	$8.56
						TJ Maxx
						Bally Total Fitness
						Michaels
						Valu Thrift Store

Ten Acres Center	1972/1986	100%	162,364	162,364	133,894	Cub Foods	$1,200,584	$7.39
						Burlington Coat Factory

Terrace Mall	1979/1993	90%	135,031	250,031	212,430	Rainbow Foods	$1,006,599	$7.45
						North Memorial Hospital (Non-Owned)
						North Memorial Medical Center

Westwind Plaza	1985	100%	87,933	147,933	80,245	Cub Foods (Non-Owned)	$1,129,304	$12.84
						Northern Tool and Equipment

White Bear Hills	1990/1996	100%	73,095	81,895	45,679	Festival Foods	$623,376	$8.53

Mississippi
County Line Plaza	1997	99%	221,567	268,367	171,062	Haverty's Furniture	$2,894,666	$13.06
						OfficeMax
						Barnes & Noble
						Old Navy
						Shoe Station
						Circuit City (Non-Owned)
Missouri
Clocktower Place	1987	97%	214,198	222,348	129,807	Dierberg's Market	$2,291,911	$10.70
						TJ Maxx
						Office Depot

Ellisville Square	1990	100%	146,052	149,552	107,772	K-Mart	$1,375,749	$9.42
						Lukas Liquors

Grandview Plaza	1961/1991	78%	296,008	296,008	169,892	Schnuck's Supermarket	$1,845,785	$6.24
						Old Time Pottery
						Walgreens

Hub Shopping Center	1972/1995	94%	160,423	160,423	103,322	Price Chopper Supermarket	$781,929	$4.87

Liberty Corners	1987/1996	84%	124,858	214,358	136,500	Price Chopper Supermarket	$830,769	$6.65
						Sutherlands (Non-Owned)

Maplewood Square	1998	100%	71,590	75,590	57,575	Shop n' Save Supermarket	$545,931	$7.63

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Marketplace at Independence	1988	95%	241,896	253,396	133,942	Price Chopper Supermarket	$2,090,652	$8.64
						Old Navy

Prospect Plaza	1979/1999	100%	189,996	189,996	136,566	Price Chopper Supermarket	$1,488,293	$7.83
						Hobby Lobby
						The Salvation Army Family Store

Watts Mill Plaza	1973/1997	97%	161,717	169,717	91,989	Price Chopper Supermarket	$1,413,969	$8.74
						Westlake Hardware

Nebraska
Bishop Heights (13)	1971/1997	78%	34,388	128,448	106,992	Russ' IGA Supermarket	$108,384	$3.15
						Shopko (Non-Owned)

Cornhusker Plaza (13)	1988	96%	84,083	163,063	121,723	Hy-Vee Supermarket	$469,826	$5.59
						Wal-Mart (Non-Owned)

Eastville Plaza (13)	1986	100%	68,546	139,636	99,046	Hy-Vee Supermarket	$553,318	$8.07
						Menard's (Non-Owned)

Edgewood Shopping Center (13)	1980/1994	98%	179,964	406,514	210,020	SuperSaver Supermarket	$1,611,927	$8.96
						Osco Drug
						Target (Non-Owned)

The Meadows (13)	1998	97%	67,840	70,840	50,000	Russ' IGA Supermarket	$491,771	$7.25

Miracle Hills Park (13)	1988	84%	69,606	139,606	66,000	Cub Foods (Non-Owned)	$605,812	$8.70

Stockyards Plaza (13)	1988	100%	129,459	148,659	85,649	Hy-Vee Supermarket	$1,054,401	$8.14
						Movies 8

New Hampshire
Bedford Grove	1989	99%	216,941	216,941	182,745	Shop N' Save	$1,733,312	$7.99
						Wal-Mart (Ground Lease)

Bedford Mall	1963/1999	89%	265,091	265,091	192,207	Marshalls	$2,465,981	$9.30
						Bob's Stores
						Staples
						Linens N Things
						Decathalon Sports (Ground Lease)
						Hoyts Cinemas

Capitol Shopping Center	1961/1999	100%	182,821	189,821	129,551	Demoulas Market Basket	$1,411,942	$7.72
						Burlington Coat Factory
						Marshalls

Tri City Plaza	1968/1992	97%	146,947	146,947	84,920	Demoulas Market Basket	$983,793	$6.69
						TJ Maxx

New Jersey
Cross Keys Common	1995	92%	216,428	417,388	279,945	Super Wal-Mart (Non-Owned)	$2,927,464	$13.53
						AJ Wright
						Staples
						Ross Dress for Less

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Morris Hills Shopping Center	1957/1994	100%	159,454	159,454	109,161	Mega Marshalls	$2,475,864
						Clearview Cinema (Ground Lease)
						Michaels

Old Bridge Gateway	1956/1991/1995	93%	235,995	235,995	106,380	Bayshore Fitness & Wellness Center	$3,136,453	$13.29
						Marshalls
						Modell's Sporting Goods
						Dollar Tree

New Mexico
St. Francis Plaza	1992/1993	100%	35,800	35,800	20,850	Wild Oats Market	$401,670	$11.22

New York
College Plaza	1975/1994	98%	175,086	175,086	126,812	Bob's Stores	$1,455,886	$8.32
						Marshalls
						Eckerd Drugs
						Staples

Dalewood I Shopping Center	1966/1995	97%	59,569	59,569	36,989	Pathmark	$981,096	$16.47

Dalewood II Shopping Center	1970/1995	100%	81,326	81,326	59,326	Turco's Supermarket	$2,072,828	$25.49
						Bed, Bath & Beyond

Dalewood III Shopping Center	1972/1995	100%	48,390	48,390	28,361	TJ Maxx	$1,213,079	$25.07

Falcaro's Plaza	1968/1993	100%	61,295	63,295	29,887	OfficeMax	$1,041,911	$17.00

Kings Park Shopping Center	1963/1985	100%	71,940	73,940	48,870	Key Foods	$1,042,206	$14.49
						TJ Maxx

Nesconset Shopping Center	1961/1999	100%	122,996	124,996	33,460	Office Depot/HomeGoods	$1,650,746	$13.42

Parkway Plaza	1973/1992	94%	89,704	89,704	31,600	TJ Maxx	$1,780,516	$19.85

Roanoke Plaza	1972/1994	100%	99,131	101,631	58,150	Best Yet Market	$1,382,265	$13.94
						TJ Maxx

Rockville Centre Shopping Center	1975	100%	44,131	44,131	27,781	HomeGoods	$608,868	$13.80

Salmon Run Plaza	1993	100%	68,761	181,195	164,614	Hannaford's Supermarket	$1,016,403	$14.78
						K-Mart (Non-Owned)

Suffolk Plaza	1967/1998	100%	84,480	89,680	56,759	Waldbaum's Supermarket	$846,515	$10.02

Three Village Plaza	1964/1991	100%	77,458	77,458	38,955	King Kullen Grocery	$1,296,318	$16.74

Turnpike Plaza	1971/1994	98%	52,950	52,950	30,700	Waldbaum's Supermarket	$926,716	$17.50

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
North Carolina
The Commons at Chancellor Park	1994	98%	348,604	358,204	309,041	Home Depot (Ground Lease)	$2,469,779	$7.08
						Hobby Lobby
						Circuit City
						Marshalls
						Value City
						Peak Fitness

Crown Point Shopping Center	1990	76%	147,200	164,200	100,000	Lowe's Home Centers / Old Time Pottery	$760,800	$5.17

Franklin Square	1990	93%	318,435	517,735	379,568	Super Wal-Mart (Non-Owned)	$3,031,571	$9.52
						Best Buy
						Ross Dress for Less
						Bed, Bath & Beyond
						Dollar Tree
						Pep Boys (Ground Lease)
						OfficeMax
						Michaels

Innes Street Market	1998	100%	349,433	349,433	296,740	Food Lion Supermarket	$3,314,993	$9.49
						Lowe's Home Centers
						Tinseltown Cinema
						Marshalls
						Staples
						Circuit City
						Old Navy

McMullen Creek Shopping Center (10)	1988	85%	283,323	292,923	53,166	Burlington Coat Factory	$2,443,008	$8.62
						Rec Warehouse Pools & Spas

New Centre Market	1998	100%	143,763	266,263	202,040	Target (Non-Owned)	$1,654,640	$11.51
						Marshalls
						PetsMart
						OfficeMax

Tarrymore Square	1989	75%	260,405	260,405	85,447	Marshalls	$1,825,763
						Carolina Clearing House

University Commons	1989	98%	235,396	235,396	135,326	Lowes Foods	$2,713,269	$11.53
						TJ Maxx
						Homegoods
						AC Moore Arts & Crafts
University Commons Greenville	1996	100%	232,820	338,020	270,249	Kroger Supermarket	$2,622,587	$11.26
						TJ Maxx
						Circuit City
						Barnes & Noble
						Target (Non-Owned)
						Linens N Things

Wendover Place	1997	100%	406,775	538,075	441,954	Harris-Teeter/Michaels/Ross Dress for Less	$4,387,441	$10.79
						Kohl's
						Dick's Sporting Goods
						Babies R Us
						PetsMart
						Old Navy
						Linens N Things

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Ohio
30th Street Plaza	1951/1999	96%	157,055	157,055	111,251	Giant Eagle Supermarket	$1,463,719	$9.32
						Marc's Pharmacy

Clock Tower Plaza	1989	100%	237,975	244,475	172,300	Ray's Supermarket	$1,512,374	$6.36
						Wal-Mart

Salem Consumer Square (14)	1988	92%	274,652	274,652	131,650	Cub Foods	$2,262,073	$8.24
						Office Depot
						Michigan Sporting Goods
						AJ Wright

Pennsylvania
Boyertown Plaza	1961	30%	83,229	88,629	N/A	N/A	$372,727	$4.48

Colonial Commons	1991/2003	88%	433,362	451,462	291,835	Giant Foods	$5,566,219	$12.84
						Dick's Sporting Goods
						Linens N Things
						AMC Theatres 9
						Ross Dress for Less
						Marshalls
						TJ Maxx
						OfficeMax

Lehigh Shopping Center	1955/1999	76%	372,243	376,243	211,215	Giant Foods (Ground Lease)	$2,031,211
						Mega Marshalls
						Staples
						D&D Budget & Clearance
						Dan Schantz Nursery

Warminster Towne Center	1997	100%	237,234	317,917	276,840	Shop Rite Supermarket	$3,008,745	$12.68
						Kohl's (Non-Owned)
						Ross Dress for Less
						PetsMart
						OfficeMax
						Pep Boys (Ground Lease)
						Rag Shop
						Old Navy
South Carolina
Fairview Corners	2004	98%	131,002	254,682	181,741	Super Target (Non-Owned)	$1,693,537	$12.93
						Ross Dress for Less
						TJ Maxx
South Dakota
Baken Park (13)	1962/1997	87%	195,526	195,526	95,039	Nash Finch Supermarket	$1,269,820	$6.49
						Ben Franklin
						Boyd's Drug

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Tennessee
The Market of Wolf Creek	2000	90%	298,586	471,924	313,652	Target (Non-Owned)	$3,434,269	$11.50
						Haverty's Furniture (Non-Owned)
						The Sports Authority
						Best Buy
						Office Depot
						Cost Plus World Market

Oakwood Commons (11)	1989/1997	97%	278,017	280,767	178,769	Publix Supermarket	$2,398,441	$8.63
						Bed, Bath & Beyond
						Ross Dress for Less
						PetsMart
						Peebles Department Store

Watson Glen Shopping Center	1989	100%	264,360	264,360	206,427	Bi-Lo Foods	$1,988,171	$7.52
						K-Mart
						Goody's Family Clothing
						Franklin Athletic Club

Williamson Square	1988/1993	99%	330,226	340,476	202,102	Kroger Supermarket	$2,611,093	$7.91
						Hobby Lobby
						USA Baby
						Hancock Fabrics
						New River Fellowship
Texas
Buckingham Place	1980/1997	93%	150,228	156,228	96,274	Minyard Food Stores	$1,069,308	$7.12
						Big Lots

The Crossing	2000/2001	85%	187,075	253,454	150,963	Kroger Signature (Non-Owned)	$1,775,429	$9.49
						Kohl's (Ground Lease)

Las Colinas Village	2001/2002	86%	104,682	131,682	24,025	Staples	$1,842,318	$17.60

Randall's Bay Area	1989/2001	98%	78,650	78,650	55,200	Randall's Food Market	$662,070

Randall's Fairmont	1985/2003	86%	105,869	112,069	56,358	Randall's Food Market	$910,962	$8.60

Royal Oaks Village	2001/2002	98%	145,286	145,286	85,380	HEB Grocery	$2,889,468	$19.89

Trinity Commons (12)	1998	95%	197,423	197,423	84,228	Tom Thumb	$2,997,853	$15.18
						DSW Shoe Warehouse

Vermont
Rutland Plaza	1966/1996	98%	224,514	224,514	182,264	Price Chopper Supermarket	$1,853,604	$8.26
						Wal-Mart
						TJ Maxx
						Plaza Movie Plex

Virginia
Spradlin Farm	2000/2001	99%	181,055	442,055	366,962	Home Depot (Non-Owned)	$2,352,507	$12.99
						Target (Non-Owned)
						TJ Maxx
						Barnes & Noble
						Michaels
						Goody's Family Clothing

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Wisconsin
Fairacres Shopping Center	1992	90%	79,736	82,486	58,678	Pick 'N Save Supermarket	$578,377	$7.25

Fitchburg Ridge	1980	94%	50,555	61,805	16,631	Wisconsin Dialysis	$444,482	$8.79

Fox River Plaza	1987	100%	169,883	173,383	137,113	Pick 'N Save Supermarket	$830,595	$4.89
						K-Mart

Madison Plaza	1988/1994	62%	54,275	127,584	N/A	N/A	$324,630	$5.98

Mequon Pavilions	1967/1991	95%	213,436	213,436	65,995	Sendik's Food Market	$2,961,862	$13.88
						Bed, Bath & Beyond

Moorland Square	1990	100%	98,303	195,403	149,674	Pick 'N Save Supermarket	$877,264	$8.92
						K-Mart (Non-Owned)

Oak Creek Centre	1988	40%	91,510	99,510	N/A	N/A	$329,106	$3.60

Park Plaza	1959/1993	91%	113,655	113,655	74,054	Big Lots	$576,672	$5.07
						Hobby Lobby

Spring Mall	1967/1994	92%	204,861	204,861	135,055	Pick 'N Save Supermarket	$1,478,156	$7.22
						TJ Maxx
						Walgreens
Taylor Heights	1989	84%	85,072	223,862	158,630	Piggly Wiggly Foods	$787,730	$9.26
						Wal-Mart (Non-Owned)

TOTAL SHOPPING CENTERS		92%	28,735,494	34,974,212	22,336,877		$258,516,738	$9.00

Office Buildings:

William J. McCarthy Building	1963/1995	96%	93,019	93,019		N/A	$2,692,501	$28.95

545 Boylston Street	1972/1996	91%	89,075	89,075		Allied Advertising	$2,881,669	$32.35
						Trinity Church

Executive Office Building	1970	94%	40,180	40,180		Norca Corporation	$839,503	$20.89
						Sol G Atlas Realty
						Heritage

TOTAL OFFICE BUILDINGS		94%	222,274	222,274			$6,413,674	$28.85

TOTAL PORTFOLIO		92%	28,957,768	35,196,486			$264,930,411	$9.15

Core Property Listing Notes

(1) Represents the year the property originally opened for business and, if applicable, the year in which a substantial  renovation was completed. These dates do not include years in which tenant improvements were made to the properties.

(2) Represents gross leasable area owned by us, including 1,568,720 square feet of gross leaseable area subject to ground  leases and excludes 6,238,744 square feet of non-owned gross leasable area.

(3) Some of our shopping centers contain space not owned by us and space leased to tenants under ground leases. In  addition to Company Owned GLA, Total GLA includes approximately 6.2 million square feet of this non-owned gross leasable area, which generally is owned directly by the anchor occupying this space, and 1.6 million square feet of ground leased gross leaseable area.

(4) Represents square feet of gross leasable area at a property that an anchor tenant either leases or owns.

(5) We define anchor tenants as single tenants which lease 15,000 square feet or more at a property. We define major tenants at our office buildings as tenants which lease 10% or more of the rentable square footage at a property.

(6) We calculate Annualized Base Rent for all leases in place in which tenants are in occupancy at March 31, 2006 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquired from NETT's real estate company upon our formation or relating to properties acquired from Bradley, we calculate total base rent to be received beginning from the date we acquired the property.

(7) Represents Annualized Base Rent divided by Company Owned GLA at March 31, 2006.

(8) Property contains 11,627 square feet of office space.

(9) Property is comprised of two shopping centers.

(10) Property contains 32,638 square feet of office space.

(11) We hold a leasehold interest in this property pursuant to a ground lease that expires in 2088.

(12) We hold a leasehold interest in this property pursuant to a ground lease that expires in 2037.

(13) Property was sold on April 18, 2006.

(14) Property was sold on April 26, 2006.

Heritage Property Investment Trust, Inc.

Investments in Unconsolidated Joint Ventures
(in thousands of dollars)

Investment in Unconsolidated Development Joint Venture

								Heritage
Joint Venture Partner	Property Name	Location	Venture- Owned GLA	Total GLA	% Leased	Anchors	Estimated Construction Costs	Ownership Interest	Investment at March 31, 2006
Westwood Development	Lakes Crossing	Norton Shores, Michigan	215,000	303,000	51.0%	Kohl’s (Non-Owned)	$27,500	50%	$4,358
						Circuit City
						Jo-Ann Fabrics

Total Construction Loan Facility	Construction Loan Balance Outstanding	Share of Construction Loan	Guaranty
$22,000	$18,021	$9,011	Full

Investment in Unconsolidated Operating Joint Venture

							Heritage
Joint Venture Partner	Property Name	Location	Venture-Owned GLA	Total GLA	% Leased	Anchors	Ownership Interest	Share of Debt	Investment at March 31, 2006
Intercontinental Real Estate Corporation	Skillman Abrams Shopping Center	Dallas, Texas	133,088	133,088	95.3%	Tom Thumb	25	$3,786	$1,037

Property Information as of December 31, 2005

Total Assets	$19,787

Total Debt (GAAP basis)	$15,144

Lender	Wachovia

Effective Interest Rate	5.55%

Contractual Interest Rate	6.05%

Maturity	5/1/2014

Results of Operations
(unaudited and GAAP basis)
Three Months Ended March 31, 2006

Total Revenue	$594

Total Operating Expenses	225

Net operating income	$369

Interest	220

Depreciation and amortization	274

Net loss	$(125)

Definitions

This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons management believes these measures provide useful information to investors about the company’s financial condition or results of operations. Additional detail can be found in the company’s annual report on Form 10-K and other documents filed with the Securities and Exchange Commission from time to time.

Funds from Operations

Pursuant to the revised definition of Fund from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), we calculate Funds from Operations (FFO) by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (losses) from sales of properties, real estate-related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. We believe that FFO is helpful to investors as a measure of our performance as an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt and make capital expenditures. Our computation of FFO may, however, differ from the methodology for calculating FFO utilized by other REITs and, therefore, may not be comparable to such other REITs.

Funds Available for Distribution

In addition to FFO, we present Funds Available for Distribution (FAD) calculated from FFO by (1) adding non-real estate-related depreciation and amortization, (2) eliminating the effect of straight line rent, SFAS 141 income adjustment and non-cash interest expense items, (3) adding non-cash stock compensation and (4) subtracting maintenance capital expenditures, tenant improvements and leasing commissions. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

EBITDA

EBITDA represents net income (loss) (determined in accordance with GAAP) adjusted for non-cash income or expenses such as depreciation, amortization and other non-cash items, and for gains (losses) from sales of properties, impairment losses, income taxes, interest expense and minority interest. EBITDA is intended to show unleveraged, pre-tax operating results. We believe EBITDA provides a meaningful measure of our performance because we believe it provides investors with a more complete understanding of our financial condition and operating results. We use EBITDA to calculate various financial ratios and we believe some financial analysts and equity investors also utilize the calculation for similar purposes. In addition to EBITDA, the impact of investing and financing transactions, as well as income taxes, should also be considered in evaluating overall results. EBITDA is not intended to represent any measure of performance in accordance with GAAP and our calculation and use of this measure may differ from other REITs or real estate companies. This non-GAAP measure should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance or as an alternative to net cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity.

Net Operating Income

Net operating income, or “NOI”, is a non-GAAP financial measure equal to net income available to common shareholders (the most directly comparable GAAP financial measure), plus income allocated to exchangeable limited partnership units, net derivative losses (gains), losses (gains) on investments in securities, losses from prepayment of debt, general and administrative expense, depreciation and amortization, and interest expense, less income from discontinued operations, gains on sales of real estate investments and land, equity in income from unconsolidated joint ventures and interest and other income. We believe NOI provides useful information to investors as a performance measure in evaluating the operating performance of our real estate assets. This is because NOI reflects only those income and expense items that are incurred at the property level and excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Our presentation of NOI may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to obtain a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Total Debt to Total Market Capitalization Ratio

Total debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitlization is the sum of our total indebtedness outstanding on a consolidated basis and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the actual aggregate number of outstanding common shares and common partnership units of one of our operating partnerships. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to market capitalization ratio is, in part, a function of the market price of the common stock of the company and, as such, will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is  evaluated with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.